RULE 497(E)
                                                             FILE NOS. 33-58004
                                                                   AND 811-7474

                               BOSTON 1784 FUNDS
                       BOSTON 1784 ASSET ALLOCATION FUND


                        SUPPLEMENT DATED OCTOBER 1, 1997
                                       TO
                        PROSPECTUS DATED OCTOBER 1, 1997


The paragraph under the heading "Management" for the "Boston 1784 Asset Allocation Fund" on page 17 of the Prospectus is hereby amended by adding the following at the end of such paragraph:

      Effective October 5, 1997, Michael Pelosi, Senior Fund Manager, will replace Mr. Clausen and will co-manage the Fund with Mr. Wright. Mr. Pelosi, who has more than fifteen years of experience in investment management, research analysis and securities trading at BankBoston, has been a Portfolio Manager since 1988.